SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)



                               September 15, 2004

                       Speaking Roses International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                          0-22515                20-0612376
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)

                                545 West 500 South
                              Bountiful, Utah 84010

                    (Address of principal executive offices)



                                 (801) 677-7673

               Registrant's telephone number, including area code



                                       N/A

           Former Name or Former Address, if Changed Since Last Report

ITEM 7.01 and 8.01 Regulation FD Disclosure and Other Events

On September 15, 2004, Speaking Roses International, Inc. issued a press release relating to their offering of Personalized Bouquets. The information contained in the press release is incorporated herein by reference and furnished as
Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

a) Exhibits

The following exhibit is furnished with this report.

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press Release dated September 15, 2004,  "Speaking
                              Roses Offers  Personalized  Bouquets with Embossed
                              Roses"
-------------------------------------------------------------------------------



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2004


Speaking Roses International, Inc.
By:  /s/ Blaine Harris
    --------------------------------------
    Blaine Harris,
    Chief Executive Officer


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



                                  EXHIBIT INDEX

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press Release dated September 15, 2004,  "Speaking
                              Roses Offers  Personalized  Bouquets with Embossed
                              Roses"
----------------------------- --------------------------------------------------




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